Supplement dated March 29, 1999
to the Prospectus dated March 1, 1999

The following changes are hereby applied to page 25.

The "Fees and Expenses" table:
"Other Expenses" are 0.10%.
"Total Annual Fund Operating Expenses" are 0.20%.

The "Example" table:
The 1, 3, 5 and 10 year estimated expenses are $20, $64, $113 and $255, respectively.